United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2026

Date of Report (Date of earliest event reported)

Aldel Financial II Inc.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42377	98-1800702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Walnut Street, Unit 1A Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791 6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	ALDF	The Nasdaq Stock Market LLC
Warrants	ALDF.W	The Nasdaq Stock Market LLC
Units	ALDF.U	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 22, 2026, the board of directors of Aldel Financial II Inc. (the “Company”) received a written election notice from Aldel Investors II LLC (the “Sponsor”) indicating that, effective October 5, 2026 (the “Conversion Date”), the Sponsor will convert all except one of the Company’s Class B ordinary shares, par value US$0.0001 each (the “Class B Shares”), it holds into Class A ordinary shares, par value US$0.0001 each (the “Class A Shares”), on a one-for-one basis as permitted under the amended and restated articles of association of the Company and the Class A Shares issued upon such conversion, the “Converted Class A Shares”). Other holders of the Class B Shares have also indicated that they will be converting their Class B Shares into Class A Shares on the Conversion Date (such conversions collectively, the “Founder Share Conversion”.

The holders of the Class B Shares waived any right to receive funds from the trust account established by the Company in connection with its initial public offering (the “IPO”) that was consummated on October 23, 2024 (the “Trust Account”) with respect to any Converted Class A Shares and no additional funds were deposited into the Trust Account in respect of any such Converted Class A Shares. Following the Founder Share Conversion, the Converted Class A Shares will remain subject to the existing transfer restrictions on the Class B Shares.

After giving effect to the Founder Share Conversion, assuming the conversion of all except one Class B Share, the number and class of shares of the Company that will be issued and outstanding will consist of:

•	29,868,213 Class A Shares (constituted by 23,000,000 publicly-held Class A Shares, 707,500 Class A Shares underlying the private units issued in the Company’s IPO, and 6,160,713 Converted Class A Shares); and

•	one Class B Share held by the Sponsor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2026

ALDEL FINANCIAL II INC.

By:	/s/ Robert I. Kauffman
Name:	Robert I. Kauffman
Title:	Chief Executive Officer